UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 15, 2009

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51758	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

900 East Main Street, Suite T, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 21, 2009, Computer Software Innovations, Inc. (the “Company”) and RBC Bank (USA) (“the Bank”) entered into a modification (the “Modification”) of the Company’s $7,000,000 revolving credit facility (the “Credit Facility”). Among other things, the Modification extends the maturity date of the Credit Facility from June 30, 2010 to August 31, 2011. Going forward the interest rate of LIBOR plus 250 basis points will be subject to a floor of three percent (3%) per annum. The Modification also adds an unused facility fee equal to one quarter percent (0.25%) of the average daily unused revolving facility.

The Modification is filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated herein by reference.

The Credit Facility is a facility under which we may borrow, repay and then re-borrow. Advances and repayments occur daily under the Credit Facility, reflecting cash receipts and the Company’s working capital needs. Set forth below is the outstanding balance as of specific dates through December 21, 2009. The balances presented reflect aggregate advances and pay downs which the Company deems material, or significant. Such information through November 12, 2009 was previously disclosed in our Form 10-Q filed with the SEC on November 16, 2009.

(Amounts in thousands)

Date	Loan Balance

August 12, 2009	$1,747

August 17, 2009	2,394

August 25, 2009	1,768

August 28, 2009	2,467

September 4, 2009	2,244

September 14, 2009	4,074

September 22, 2009	3,065

September 28, 2009	3,948

September 29, 2009	2,447

October 2, 2009	2,514

October 6, 2009	1,981

October 9, 2009	2,856

October 15, 2009	2,506

October 20, 2009	1,595

October 23, 2009	2,135

October 27, 2009	1,804

October 30, 2009	2,294

November 3, 2009	2,742

November 6, 2009	3,208

November 9, 2009	3,492

November 12, 2009	2,718

December 21, 2009	1,581

Item 8.01.	Other Events.

On December 15, 2009, the Company issued a press release announcing an agreement with Microsoft to include Microsoft Live@edu education services as part of its CSI@K12 solution. A copy of the press release is filed herewith as Exhibit 99.1. Such exhibit is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

10.1*	Modification Agreement between the Company and RBC Bank (USA) dated December 21, 2009

99.1*	Press Release dated December 15, 2009

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/S/ DAVID B. DECHANT
David B. Dechant
Chief Financial Officer

Dated: December 23, 2009

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Modification Agreement between the Company and RBC Bank (USA) dated December 21, 2009

99.1*	Press Release dated December 15, 2009

*	Filed herewith.